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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) October 22, 2001

                         j2 Global Communications, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-25965                51-0371142
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

                              6922 Hollywood Blvd.
                                    Suite 800
                          Los Angeles, California 90028
                    (Address of principal executive offices)

                                 (323) 860-9200
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

99.1               October 2001 Investor Presentation


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the October 2001 Investor Presentation of the Registrant containing a summary of certain strategic and financial information disclosed during the Registrant's Webcast held on Monday, October 22, 2001 at 4:30 p.m. Eastern. Exhibit 99.1 is incorporated by reference under this Item 9. The Webcast and presentation will be archived at http://www.videonewswire.com/event.asp?id=1551 for at least two weeks.

Note: the information in this report (including the Exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as

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to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  j2 Global Communications, Inc.
                                       (Registrant)


Date: October 22, 2001            By: /s/ Scott Turicchi
                                      ---------------------------------------
                                      Scott Turicchi, Executive Vice President,
                                      Corporate Development


                                       -2-

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
99.1               October 2001 Investor Presentation.